Redeemable Preferred Shares	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Redeemable Preferred Shares

Note 16. Redeemable Preferred Shares

In connection with the Transactions, we issued (a) 68,530,939 Class A 9.0% cumulative compounding perpetual voting preferred shares “Preferred Shares”) at a purchase price of $43.775848 per share (the “Purchase Price”) and (b) a warrant to purchase 8,438,225 of our common shares, at an exercise price of $0.01 per common share (the “Warrant”), for an aggregate purchase price of $3,000.0 million. The proceeds, net of issuance costs, were used to finance a portion of the Transactions and were allocated to the Preferred Shares ($2,750.6 million) and the Warrant ($247.6 million) on a relative fair value basis. On December 15, 2014, upon exercise of the Warrant in full, we issued 8,438,225 of our common shares.

The 9.0% annual dividend will accrue whether or not declared by our Board of Directors and will be payable, quarterly in arrears, only when declared and approved by our Board of Directors.

In addition to the preferred dividends, we are required to pay the holder of the Preferred Shares an additional amount (the “make-whole dividend”) determined by a formula designed to ensure that on an after-tax basis, the net amount of the dividends received by the holder of the Preferred Shares from the original issue date is the same as it would have been if we were a U.S. corporation. The make-whole dividend can be paid, at our option, in cash, common shares or any combination thereof. The make-whole dividends are payable not later than 75 days after the close of each fiscal year, beginning with the fiscal year ended December 31, 2017. The right to receive the make-whole dividends will terminate if and at the time that 100% of the outstanding Preferred Shares are no longer held by the original purchaser or any of its subsidiaries.

The Preferred Shares may be redeemed at our option on and after the third anniversary of the original issue date. After the tenth anniversary of the original issue date, holders of not less than a majority of the outstanding Preferred Shares may cause us to redeem their Preferred Shares. In either case, the fixed redemption price is 109.9% of the Purchase Price per share (the “redemption price”) plus accrued and unpaid dividends and unpaid make-whole dividends. Holders of the Preferred Shares also hold a contingently exercisable option to cause us to redeem their Preferred Shares at the redemption price in the event of a change in control.

Holders of the Preferred Shares have voting rights equal to one vote per each Preferred Share. Except as otherwise provided holders of the Preferred Shares and common shares vote together as a single class.

In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, holders of the Preferred Shares shall be entitled to receive payment in full in cash equal to 109.9% of the Purchase Price per share, plus accrued and unpaid dividends and unpaid make-whole dividends, after satisfaction of all liabilities and obligations to our creditors and before any distributions to our common shareholders (the “Class A Liquidation Preference”). If the Class A Liquidation Preference has been paid in full on all Preferred Shares, the holders of our other shares shall be entitled to receive all of our remaining assets (or proceeds thereof) according to their respective rights and preferences.

Since the redemption features of the Preferred Shares are not solely within our control, we classified the Preferred Shares as temporary equity. Additionally, during 2014, we adjusted the carrying value of the Preferred Shares to their redemption price, which is reflected as a $546.4 million reduction in income attributable to common shareholders and common shareholders’ equity.